                                                                File Nos. 2-9662
                                                                         811-597


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES EXCHANGE ACT OF 1933 Post-effective Amendment No. 48

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 38

                                  -----------

                  OLD DOMINION INVESTORS TRUST, INCORPORATED
              (Except Name of Registrant as Specified in Charter)

                                110 Bank Street
                            Suffolk, Virginia 23434
             (Address of Principal Executive Offices and Zip Code)

                              Phone: 757-539-2396
             (Registrant's Telephone Number, Including Area Code)


                              CABELL B. BIRDSONG
                      OLD DOMINION INVESTORS TRUST, INC.
                                110 BANK STREET
                           SUFFOLK, VIRGINIA  23434
                    (Name and Address of Agent for Service)

                       Copies of All Communications to:

                            JAMES J. WHEATON, ESQ.
                     TROUTMAN SANDERS MAYS & VALENTINE LLP
                        999 WATERSIDE DRIVE, SUITE 2525
                           NORFOLK, VIRGINIA  23514

It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485 on _______ pursuant to paragraph (b) of Rule 485
      [X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485 on __________ pursuant to paragraph (a)(i) of Rule 485
      [ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485 on _________ pursuant to paragraph (a)(ii) of Rule 485

Part A.  Prospectus

                            [GRAPHIC APPEARS HERE]


                                  PROSPECTUS


                              December ___, 2001


                       110 Bank St., Suffolk, VA 23434
                           Telephone: (757) 539-2396



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE
                    READ AND RETAINED FOR FUTURE REFERENCE.

TABLE OF CONTENTS
Summary Information About the Fund
   Investment Objectives
   Investment Strategies
   Principal Risks of Investing in the Fund
   Performance of the Fund
   Fees and Expenses
   Financial Highlights
Other Information About the Fund
   Investment Objectives
   Investment Policies and Restrictions
   Call Option Transaction
   Put Option Transactions
   Principal Risks of Investing in the Fund
   Manager and Investment Advisor
   Dividend Policy and Tax Status
Investing in the Fund
   Purchasing Shares
   Ability to Purchase Shares with a Load
   Right of Accumulation
   Determining NAV
   Exchange Privilege
   Plan of Distribution
   Selling Shares
Other Account Features
   Individual Retirement Accounts
   Custodian
   Dividend Reinvestment Plan
   Systematic Withdrawal Plan
   Brokerage Allocation

SUMMARY INFORMATION ABOUT THE FUND

Investment Objectives
       The Fund seeks to provide long term capital growth by investing in common stocks that offer growth potential and regular dividends.

Investment Strategies
       The Fund's principal investment strategies include:

     . Investing in common stock listed on the New York Stock Exchange. The
       Fund's investment policies do not presently permit investments in stocks that are not listed on the New York or American Stock Exchange.

     . Writing covered call options on a portion of the Fund's securities portfolio when management believes that the upside potential in the stock market is limited.

Principal Risks of Investing in the Fund

       The Fund is subject to the following principal investment risks:

     . Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

     . Issuer-Specific Changes. The value of an individual security or a particular type of security in the Fund's portfolio can be more volatile than the market as a whole and perform differently from the market as a whole.

     It is possible to lose money by investing in the Fund, and the likelihood of loss is greater if you invest for a short period of time.

     An investment in the Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

Performance of the Fund

     The bar chart and table shown below provide an indication of the risks of investing in Old Dominion Investor's Trust, Inc. by showing changes in the Fund's performance over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The annual returns indicated below exclude the effect of the Fund's sales load. If these amounts were reflected, the returns would be less than those shown.

       Year by Year Returns

[BAR GRAPH]

22.99% 1991
 8.11% 1992
11.26% 1993
-2.63% 1994
29.80% 1995
17.89% 1996

23.83% 1997
 8.89% 1998
 0.54% 1999
-4.97% 2000

* The Fund's total return for the period January 1, 2001 through September 30, 2001 was -10.49%.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 14.60% (quarter ending March 31, 1991) and the lowest return for a quarter was -11.66% (quarter ending September 30, 1998).

       Average Annual Returns

         Average Annual Total Returns                     Past                    Past                  Past
  (for the periods ending December 31, 2000)            One Year               Five Years             Ten Years
Old Dominion Investors' Trust                             -4.97%                  8.71%               11.00%
S&P 500 Index                                             -9.11%                 18.33%               17.46%

The S&P 500 index is a market capitalization-weighted index of common stocks.

Fees and Expenses


     The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Fund. These are historical expenses for the fiscal year ended August 31, 2001; your actual expenses may be greater or less than those shown.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)                                                   4.0%/1/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              none

Deferred Sales Charge (Load)                                             none

Redemption Fees                                                          none
Exchange Fee                                                             none


    /*/Sales charges are reduced for purchases of $100,000 or more. See "Investing in the Fund - Purchasing Shares."


Annual Operating Expenses of the Fund (expenses deducted from Fund assets) (as a percentage of average net assets)
Management Fees                                                         0.50%
Distribution (12b-1) Fees                                               0.14%
Other Expenses (Audit, legal, shareholder services, transfer
 agent and custodian).............                                      1.29%
Total Annual Operating Expenses                                         1.93%



The following example will help you compare the cost of the investing in the Fund and the cost of other mutual funds. You would pay the following total fees and expenses on a $10,000 investment, assuming a (1) 5% annual return, (2) redemption at the end of each time period, and the Fund's annual operating expenses are as described in the table above. This example illustrates the effective fees and expenses but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invest, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

                                           1 year   3 years  5 years   10 years
                                           $  588   $  982   $  1,400  $  2,564


The amounts shown are cumulative totals; the average fees and expenses paid over a ten year period would be approximately $256 per year.

Financial Highlights

     The following financial highlights is intended to help you understand the Fund's financial history for the past five (5) years. Certain information reflects financial results for single fund share. The total returns in the table represent the rates an invested would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting, & Doughtery, LLP, independent accountants, whose report, along with the Fund's financial highlights and financial statements, are included in the Fund's annual report. A free copy of the annual report is available upon request.

Year ended August 31,
For a share outstanding throughout each period                                2001      2000     1999      1998     1997
Per Share Operating Performance
Net asset value, beginning of period                                        $19.40    $ 23.56   $ 22.96   $ 26.81   $23.09
Income (loss) from investment operations --
 Net investment income                                                        0.05       0.10      0.34      0.40     0.47
 Net realized and unrealized gain (loss) on investments                      (0.95)     (1.94)     4.33     (0.38)    5.52
   Total from investment operations                                          (0.90)     (1.84)     4.67      0.02     5.99
Less distributions --
 Distributions from net investment income                                     0.05       0.23      0.47      0.22     0.62
 Distributions from net realized gains on investments                         0.20       2.09      3.60      3.65     1.65
   Total distributions                                                        0.25       2.32      4.07      3.87     2.27
Net asset value, end of period                                              $18.25    $ 19.40   $ 23.56   $ 22.96   $26.81
                                                                            ======    =======   =======   =======   ======
Total Return*                                                                (4.66%)    (8.11)%   21.86%    (0.42)%  27.44%
Ratios and Supplemental Data
Net assets, end of period (in thousands)                                    $7,601    $ 8,410   $10,669   $ 8,896   $9,478
Ratio to average net assets --
 Expenses                                                                     1.93%      1.99%     1.07%     1.08%    1.16%
 Net investment income                                                         .24%      0.48%     1.47%     1.48%    1.88%
Portfolio turnover rate                                                         81%        50%       87%       86%      86%

*Calculated without deduction of sales load.


OTHER INFORMATION ABOUT THE FUND

Investment Objectives
     The primary investment objective of the Fund is to seek income. Long-term growth of the shareholders' capital (original investment) is a secondary objective. All stocks owned by the Fund are listed on the New York Stock Exchange or the American Stock Exchange.

     The purpose of the Fund is to provide a way for individual and institutional investors to combine their resources to take advantage of professional, continuous management and diversification of their invested funds. Many investors are actively seeking diversification. But proper diversification requires sufficient funds, time, and facilities to develop and supervise an investment portfolio, either large or small. Investing through the Fund is designed specifically to meet those needs. Although the Fund always seeks to meet its objectives, there is no assurance that the Fund's objectives can be achieved.

     The Fund does not seek extravagant yields or spectacular profit. Management feels that diversification involves spreading of risk. However, diversification does not eliminate the risk of investing in equity securities.

     Investors must realize that the Fund's portfolio includes marketable securities. The prices of these securities fluctuate, and for this reason the value of outstanding shares in the Fund do not maintain a fixed price. The share prices of the Fund will vary with market conditions affecting the securities held in the Fund's portfolio.

Investment Policies and Restrictions

     During more stable periods, the Fund's policy is to be nearly fully invested in common stock. When the management feels, after careful study, that there is a danger of an important drop in the stock market, the Fund's policy allows for the selling of some of the stock positions. The Fund is presently a Virginia corporation governed by articles of incorporation, and the articles of incorporation include a number of investment restrictions, including the requirement that a minimum of fifty percent (50%) of the Fund's total assets must remain invested in common stock.

     The articles of incorporation of the Fund also impose the following restrictions on the Fund's management of its portfolio:

     1. The Fund may invest only in common stock, short-term United States Treasury obligations (T-Bills) not to exceed ninety-one (91) days in maturity, convertible preferred stock, and convertible bonds (bonds that may be converted into shares of stock at some point in the future).

     2. The Fund may write covered listed call options on stocks in which it has invested, and purchase covering options with respect to options the Fund has written. See the section "Call Option Transactions" below for a description.

     3. The Fund may write put options and purchase options with respect to options the Fund has written. Total liabilities to the Fund from writing put options cannot exceed ten percent (10%) of the net assets of the Fund at the time the put options are written. See the section "Put Option Transactions" below for a description of Put Options.

     4. The Fund may also invest in corporate bonds. Bonds selected by the Fund must be rated "A" or better. No limit has been imposed on the amount of bonds the Fund can hold in its portfolio.

     5. All stocks in which the Fund has invested funds must be listed on the New York Stock Exchange or the American Stock Exchange.

     6. The Fund can only invest in stocks that have paid continuous common stock dividends for at least 10 years or longer. This restriction applies to companies and their predecessors. Therefore, if a company is less than ten years old but was borne of a buyout or reorganization, the original company must have paid common stock dividends each year long enough to make up the mandatory 10 years.

     7. No more than twenty-five percent (25%) of the value of the Fund's portfolio may be concentrated in any one industry.

     8. No more than five percent (5%) of the Fund's total asset value may be invested in any one stock in the Fund's portfolio. If the stock value increases to a value of greater than five percent (5%), the Fund will rebalance the portfolio. The Fund will not purchase more than two percent (2%) of the total outstanding voting shares of any one company's stock.

     9. The Fund's portfolio will always have a minimum of twenty (20) different securities.

     The managers of the Fund make most investment advisory decisions from a long-term point of view rather than engaging in frequent trading. Securities may occasionally be sold for investment reasons even though they have been held for short periods. Investment reasons for selling in a short period of time would include rapid appreciation of securities, or rapid depreciation of securities because of adverse market conditions.

  The Fund's policy is to limit its portfolio turnover. Turnover is generally limited to transactions necessary to carry out the investment policies and to obtain cash for redemption of shares. The portfolio turnover rate for 1998 was eighty-six percent (86%), the turnover rate for 1999 was eighty-seven percent (87%), the turnover rate for 2000 was fifty percent (50%), the turnover rate for 2001 was eighty-one percent (81%). The portfolio turnover rate is calculated by using either the Fund's portfolio purchases or total portfolio sales in the fiscal year, whichever is less. This figure is then divided by the monthly average value of the Fund's portfolio securities.

Call Option Transactions

  The Fund may write covered listed call options and may repurchase call options the Fund has written.

  A covered call means that the Fund owns 100 shares of underlying stock for each option it has written on that stock. Only stocks that are listed on an organized stock exchange can be optioned.

  By writing a call option on its portfolio securities, the Fund agrees to sell one hundred (100) shares of common stock held in its portfolio at a specified strike price before a specified expiration date. The purchaser of an option pays a premium for the option. The amount of the premium is determined like the price of any other security listed on an exchange.

  If at or near the expiration date of an option the then current market price of the optioned stock is more than the strike price (the specified price when the option is written) of the option, the option holder must pay the strike price to the Fund. The Fund must then deliver the optioned stock to the purchaser unless the Fund has purchased a covering option. A covering option is an option with an identical strike price, expiration date, and for the same stock as an option which the Fund has written. A covering option would be purchased during the terms of the option if the Fund wished to limit its risk.

  If the premium received by the Fund plus the strike price exceed the Fund's basis in the optioned stock (its cost), the Fund will earn a profit on the transaction. If the market price of the optioned stock is less than the strike price of the option on the expiration date, the option will expire without being exercised.

  The use of call option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the call option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised and the shares are sold, the gain or loss in the sale will be treated as a short-term or long-term capital gain or loss depending on the length of time the Fund held the optioned stock. The Fund is not at risk of losing money, when it writes call options, but may lose an opportunity to profit fully from a rise in the value of the optioned stock if the exercised price turns out to be lower than the market price of the stock at the time the option is exercised. The Fund also pays higher commissions on call options than it does on other trading activity.

Put Option Transactions

     The Fund may also write put options. A put option means that the Fund is agreeing to purchase the stock that underlies options if the option is exercised. The Fund is not permitted to write put options with a value of more than ten percent (10%) of the net assets of the Fund.

     With a put option, the Fund agrees to purchase 100 shares of common stock at a specified strike price on a specified expiration date. The purchaser of the put option pays the Fund a cash premium for the put option. The amount of premium received for the sale of a listed option is determined like the prices of other securities listed on an exchange. Put options are currently listed on the various option exchanges.

     If at or near the expiration date of an option the market price of the optioned stock is below the strike price of the option, the option will be exercised. When this happens, the Fund must pay the strike price to the purchaser of the option. The only exception is when the Fund has purchased a covering option, as described above for call options.

     The use of put option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the put option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised, the premium is included in the cost of the acquired stock. Unlike call options, put options put the Fund at risk of losing money because the Fund may be required to purchase stock at a price in excess of the market price at the time of exercise. The Fund also pays higher commissions on put options than it does on other trading activity.

Principal Risks of Investing in the Fund

     Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the types of securities in which it invests, the financial condition, industry and economic sector, and geographic location of the issuers of the securities of the Fund's portfolio, and the Fund's level of investment in securities of those issuers. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

     The following factors can significantly affect the Fund's performance:

     Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Issuer, political or economical developments can affect a single issuer, issuers within an industry, or economic sector or geographic region, or the market as a whole.

     Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

     Put and Call Options. The Fund may write put and call options with the intention of minimizing the volatility of the Fund's portfolio, but if future market conditions or the future stock performance of a particular issuer's securities differs from that anticipated by those options, the Fund may suffer losses on put options transactions and may lose the opportunity to sell the shares underlying call options at the best price available.

Manager and Investment Advisor

     Investors' Security Co., Inc. has been employed by the Fund as its manager and investment advisor to supervise the investments of the Fund. The Board of Directors of the Fund maintains control and supervision of the manager's investment choices. The manager is also responsible for furnishing the Fund's office facilities, taking care of the filing and other clerical duties of the Fund's operations, providing statistical information, and computing the Fund's net asset value and advisory fees. The manager's investment advisory offices are located at 110 Bank Street, Suffolk, Virginia. The manager has employed PFPC Global Fund Services, Inc. to maintain shareholder records and to manage dividend payments and reinvestments.

     The manager is engaged pursuant to the Fund's contract between the Fund, the manager, and Investors' Security Company, Inc. Under this contract, the Fund must pay the manager a management fee of .00125 per quarter of the average value of the Fund's net assets. This is an annual rate of one-half of one percent. This fee is computed daily and paid monthly.

     For the year ended August 31, 2001, the Funds' total expenses, including advisory fees, were 1.99% of the average annual net assets. The total advisory fees paid to the manager for the fiscal year ended August 31, 2001 were $40,173.

     Cabell B. Birdsong has been the Portfolio Manager of the Fund since September 1964. He has also been the President of Investors' Security Co., Inc., since September 1964.

     The principal officers of Investors' Security Co., Inc. are as follows:
Cabell B. Birdsong, President and Treasurer; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 99% of the outstanding shares of Investors' Security Company, Inc. and therefore controls the manager. The manager was incorporated in the State of Virginia in 1964.

Dividend Policy and Tax Status

     The Fund earns dividends, interest and other income from its investments, and distributes this income to shareholders as dividends and other distributions. The Fund's articles of incorporation require that the Fund distributes its "net income" on or about January 15, May 1, August 1 and November 1 of each year. These distributions are paid only to stockholders who have open accounts on the record date for the distributions.

     "Net Income" is the amount of income left after typical business expenses. These deductions may include management expenses, auditing and legal expenses, and taxes (if any). The Fund does not make distributions from unrealized appreciation of its assets.

     As with any investment, your investment in the Fund can have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

     You may have taxes both on the distributions that you receive and based on your redemption and other transactions. For federal income tax purposes, the Fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, and the Fund's distributions of long-term capital gains are taxable to you generally as capital gains. A capital gain or loss in your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them. If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distribution that you receive from the Fund will normally be taxable to you when you receive it, regardless of whether you have elected to have your distributions reinvested in the Fund.

     You may also incur tax liability when you redeem shares in the Fund. Your redemptions, including exchanges, may result in capital gains for federal tax purposes.

     The Fund will provide each stockholder with an annual mailing detailing the tax status of each year's dividends and other distributions.

INVESTING IN THE FUND

Purchasing Shares

     The manager distributes the Fund's shares. Shares may be purchased at the offering price, which is the Fund's net asset value ("NAV") plus a sales charge, through broker-dealers that have sales agreements with the distributor or through the distributor. The minimum purchase amount for both initial and subsequent purchases is $25. Share certificates will be issued only on written request.

     The price of the shares is based on the NAV of the Fund's stock and each day's calculated price applies to all purchase orders received by the distributor from authorized securities dealers that day. Orders received after the close of the New York Stock Exchange will receive that day's closing price only if the broker/dealer received those orders from the customers prior to the market's close. Orders placed after the close of the New York Stock Exchange will be executed on the next regular business day. Purchase orders received on other than a regular business day will be executed on the next regular business day.

     When purchasing shares, you will pay a sales charge (load) as follows:

                                                           Sales Charge Load as
                                                              Percentage of                    Dealer Commission
              Amount of Purchase                          Net                Offering           as Percentage of
         at the Public Offering Price                  Investment             Price            the Offering Price
   Less than $100,000                                    4.17%                4.00%                 3.75%
   $100,000 to $250,000                                  3.62%                3.50%                 3.25%
   $250,000 to $500,000                                  2.56%                2.50%                 2.25%
   $500,000 and over                                     none                 none                  1.00%

The manager will pay a 1% dealer commission to broker/dealers out of its own resources on purchases of $500,000 or more. If a redemption of $500,000 or more is made within twelve (12) months of the original purchase, there will be a deferred sales charge of 1%. This deferred sales charge will be charged against the amount of the original investment regardless of any increase or decrease in the value of the investment since the date of purchase.

     If shares of the Fund are sold through authorized dealers in the United States, the dealers will receive a dealers' commission as shown in the table above. Under certain circumstances, commissions up to the entire sales charge may be given back to dealers. These dealers might be considered to be underwriters within the meaning of the Securities Act of 1933.

     The distributor has sole authority on whether to accept or reject purchase orders of shares. The sale of shares will be suspended during any time when the ability to determine the NAV of shares is suspended. The Board of Directors may also suspend the sale of shares whenever it decides it is in the best interest of the Fund to do so.

Ability To Purchase Shares Without A Load

     Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund's shares will not be resold to others for profit. These shares may only be redeemed through the Fund.

     Shares of the Fund may also be sold at NAV without the payment of any sales charge or load to:

     1. Banks, trust companies, pensions, non-profit and charitable organizations.

     2. Registered investment advisors and investment advisor agents may make sales to clients at net asset value.

     3.  Current officers, directors or employees of authorized dealers.

     4. NAV purchases may be made with redemption proceeds from other mutual fund companies on which the investor has paid a front end sales charge.

     An investment advisor or financial institution may charge a fee for their services, though purchasing shares of the Fund at NAV for the client. The client must be informed in advance when these circumstances occur.

     Forms for purchasing shares at NAV are available from the Fund upon request.

Right of Accumulation

     The Fund offers a right of accumulation privilege. The right of accumulation applies to larger purchases made over thirteen (13) months or less. If an investor anticipates making purchases totaling $100,000 or more in the allotted time-frame, the investor should notify the Fund. The manager will charge the sales fee applicable to the total of (a) the dollar amount then being purchased, plus (b) the current NAV of all the funds held by the distributor for the investor. To receive the right of accumulation, shareholders must give the transfer agent of the Fund enough information at the time of purchase to confirm qualification. The client may also issue a statement of intention to invest a qualifying amount in the next thirteen (13) months. All purchases thereafter will receive the reduced sales charge. For a description of the Statement of Intention see the Fund's Statement of Additional Information.

Determining NAV

     In determining NAV, the Fund's portfolio securities are valued at their last sale price at the close of the previous trading day on the New York Stock Exchange or the American Stock Exchange. When there was no sale of those securities, the midpoint between the last bid price and the last ask price is used. Where there is no bid available for a security, value is determined in good faith by the Fund.

     To calculate NAV, all actual and accrued liabilities are deducted from the total value of the assets (including accrued dividends and interest) . The amount of net assets remaining is then divided by the number of outstanding
shares. This yields the NAV per share.   The public offering price is determined
by adding the selling commission to the NAV, adjusting any fractional cent to the next higher cent.

     The Fund prices its shares every trading day. The fund does not calculate NAV on holidays or other days when the stock and bond markets are closed.

     The Fund reserves the right to calculate the offering price at any time, or to suspend the offering of shares entirely.

Exchange Privilege

     Shares of the Fund may be exchanged for shares of the Cash Account Trust, a money fund now being offered and managed by Kemper Management Co. First Data Corp., a non-affiliated company, is the distributor of the money fund. Shares of Kemper's Cash Account Trust may be also re-exchanged for shares of the Fund.
An exchange transaction is equivalent to selling your shares at their current
price and buying that amount in shares of the other fund.   Exchanges are
taxable events that will create capital gains or losses.   Shares of the Fund
may not be exchanged for shares of the money fund unless the amount exchanged satisfies the minimum investment requirements of the money fund. If an exchange telephone exchange authorization is on file with the transfer agent (First Data Corp.), investors may use the telephone to exchange shares. A signed, written request is necessary to receive telephone authorization privileges. Investors should review the prospectus of the money fund prior to making an exchange. Exchanges may only be made in states where shares of both the money fund and the Fund are qualified for sale.

     Exchange privileges may be suspended at any time by the Fund by notice to shareholders. Exchanges may be initiated by writing to the Transfer Agent, which is PFPC Global Fund Services, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If a telephone authorization is on file with the Transfer Agent, the shareholder may also call 1-800-441-6580, toll free, to make the exchange.

Plan of Distribution

     The company has a plan of distribution or 12b-1 plan under which it may finance activities primarily intended to sell shares. All 12b-1 plan expenses must be approved in advance by the Board of Directors. The expenses paid under the plan must have been incurred within the last twelve (12) months and accrued while the plan was in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

Selling Shares

       You may sell your shares in several ways:

     By Mail. Shares may be redeemed for their NAV. The redemption price for shares will be the NAV next determined after the Fund's transfer agent properly receives a proper redemption request. . Mail your written request to PFPC Global Fund Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. There is no charge for the redemption of shares through the Transfer Agent. Shares registered in a broker's street name account must be redeemed through the broker. Shareholders who have share certificates may redeem
                             ---------------------------------------------------
them only with the signatures of all persons in whose names the shares are
--------------------------------------------------------------------------
registered, and signed exactly as their names appear on the certificates. Non-
-----------------------------------------------------------------------------
certificated shares may be redeemed upon written request bearing the signatures
-------------------------------------------------------------------------------
of the registered shareholders.
-------------------------------

Signatures must be guaranteed. This can be done by a bank insured by the Federal Deposit Insurance Corporation, or by a member firm of the National Association of Securities Dealers, Inc. (NASD). A notary public is not an acceptable guarantor. Additional documentation may be required to redeem shares held in corporate, partnership or fiduciary accounts. The Transfer Agent will not redeem shares until deposited checks (including certified or cashier's checks) to purchase shares have cleared (normally not more than fifteen days).

     Except in extraordinary circumstances, the redemption proceeds will be paid on or before the seventh business day following the receipt of the proper written request.

     Through a Securities Dealer. A shareholder may redeem shares through any securities dealer. Securities dealers may charge a service fee for handling redemption transactions placed through them.

     Reinstatement Privilege. Shareholders may reinstate redemption proceeds by reacquiring shares of the Fund at net asset value (without a sales charge). Within thirty (30) days after the date shares are redeemed, the Transfer Agent must receive a written request for reinstatement. A check less than or equal to, but not greater than the redemption proceeds, must accompany the request for reinstatement. The reinstatement purchase will be made at the next calculated NAV after receiving the request and check. The tax status of a capital gain created by a redemption will not be affected by using the reinstatement privilege, but a capital loss may be zeroed out for tax purposes by exercising the reinstatement privilege.

OTHER ACCOUNT FEATURES
Individual Retirement Accounts

Individuals may use the Fund to to establish Individual Retirement Accounts
(IRAs). Investors wishing to contribute to an IRA should consult with a competent tax advisor. For a limited time (seven days), clients may choose to cancel their participation in the IRA plan. If participation in an IRA is cancelled within seven days, clients will receive their full purchase back. However, if participants have received copies of the Fund's IRA plan more than seven days in advance of their purchase, then they will have the right to receive a refund.

     For further details about IRAs, including custodian/trustee fees, see the Old Dominion Investors' Trust, Inc. Individual Retirement Account (Terms and Conditions) and Application available from the manager at 110 Bank Street, Suffolk, Virginia 23434.

Custodian

     PFPC Trust Company, 800 Tinicurn Blvd., 3rd Floor, Philadelphia, PA 19153 serves as custodian for the Fund.

Dividend Reinvestment Plan

     Unless a shareholder specifies differently on the account application form (please check the correct box), it is assumed that each shareholder wishes to participate in the Fund's dividend reinvestment plan. Under this plan, all dividends and capital gains will be reinvested in additional shares of the Fund. All dividend and capital gain reinvestments are made at NAV without any sales charge). Investors who participate in this plan may instruct PFPC Global Fund Services, Inc., the transfer agent, in writing at least seven days in advance of the normal distribution date to send the earned dividends and capital gains rather than reinvest them. The transfer agent may be contacted at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Investors should remember that, as with all other types of investments in securities, the dividend reinvestment plan does not guarantee a profit and does not guarantee there will not be a decrease in the Fund's investment value during declining markets.

Systematic Withdrawal Plan

     Shareholders have the option of using our Systematic Withdrawal Plan. Under this plan, a fixed sum may be paid regularly to shareholders from their accounts. To take advantage of the Systematic Withdrawal Plan shareholders must purchase or already own $5,000 or more Fund shares at the current offering price.

     Depending on the size of the payments requested and the fluctuations of the market price of the underlying portfolio securities, redemptions for the purpose of making systematic withdrawal payments may reduce or even use up the investment. Making systematic withdrawals, in this or any other investment company, while purchasing shares at the same time, is not a good idea because you may be responsible for paying more than one sales charge.

Brokerage Allocation

     The first concern of the Fund is to obtain the best price on any purchases and sales in its portfolio. There are broker-dealers who provide the manager with both statistical and research information. When it is possible to maintain the "Best Price" policy, the Fund's manager prefers to do some of its portfolio security trades (buys and sells) through these broker-dealers.

     The manager is authorized by the Fund to use its own discretion in deciding where brokerage business is done. This includes trades with broker-dealer firms providing statistical and research information. In the fiscal year ended August 31, 2001, the manager, acting as broker, received $107,569 in brokerage commissions from buying and selling securities in the Fund's portfolio. Management of the Fund believes that the commissions paid to Investors' Security Co., Inc. are fair compared to the commissions and other payments received by other broker-dealers.

     The Fund's investment advisor cannot adequately define the value of the statistical and research information some broker-dealers provide. Though the information may be useful, the materials provided to the Fund do not affect or reduce the Fund's expenses.

     The manager may take into consideration the amount broker-dealers have sold of the Fund's shares in the past in deciding who should handle future Fund securities transactions. This is done when the manager believes it can do so without paying greater brokerage fees than normal. These transactions are in keeping with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

     The Fund intends to continue to allot broker-dealers the option of handling the securities transactions in the same way it has in the past. The Fund will always try to get the best prices of their executed trades (buys and sells of securities).

     No dealer, sale representative or any other persons authorized to use any information or to make any representations, other than obtained in this prospectus and related Statement Additional Information in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its manager. This prospectus and the SAI do not constitute an offer by the Fund or by the manager to sell shares of the Fund or to buy shares of the Fund from any person to whom it is unlawful to make such an offer.

OLD DOMINION INVESTORS' TRUST, INC.
NEW ACCOUNT APPLICATION

1. REGISTRATION (Please Print)

Individual:

-
________________________________________________________________________________
______________
First Name            Middle Initial     Last Name         Social Security
Joint Tenant:

-
________________________________________________________________________________
_______________
First Name            Middle Initial     Last Name         Social Security

Gifts to Minors:


-                              As Custodian for:
________________________________________________________________________________
________________
Name of Corporation (Only one can be named)           Name of a Minor (Only one)

under the                    Uniform Gifts to Minors Act:
-
________________________________________________________________________________
_________________
       State of Residence                                Minor's Security Number


Corporation, Partnerships, Trusts and Others:

-
________________________________________________________________________________
_________________
Name of Corporation, Partnership, or other organization

________________________________________________________________________________
_________________
Tax I.D. Number       Name of Trustee(s)    Date of Trust Instrument

2. MAILING ADDRESS AND TELEPHONE

-
________________________________________________________________________________
__________________
                   Street Address                           City


-
________________________________________________________________________________
_________________
State                          Zip       Telephone Number

3. INITIAL INVESTMENT (Minimum $25.00)    Indicate amount of investment $

[_] By Check--Please make checks payable to Old Dominion Investors' Trust and enclose with this application.

[_]  By Wire -- Funds were wired on ___________________ for $___________________
                                            Date

4. DISTRIBUTION OPTIONS
   Distribution options: Please check one.
   Until I notify you of a change, I would like all distributions from:

[_]  dividends and capital gains reinvested in additional Fund shares.

[_] dividends paid to me in cash; capital gains reinvested in additional Fund shares.

[_]  dividends and capital gains paid to me in cash.

[_]  Systematic Withdrawal Option--See Section 8.

5. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
   This order is subject to acceptance by the Fund. Signature below indicates receipt of the prospectus. The following statement is required by federal tax law to avoid 20% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding, check box.

X
_______________________________________________________________________________
__________
Signature  h Owner  h Trustee  h Custodian   Date

X
_______________________________________________________________________________
__________
Signature of joint owner (if any)

6. STATEMENT OF INTENTION I intend to invest over a thirteen month period from this date a total amount that will equal or exceed:
See description in Prospectus.   [_]  $100,000   [_]  $250,000   [_]  $500,000

[I agree to the Statement of Intention and Escrow Agreement set forth in the prospectus.]

7. DEALER INFORMATION
(This section must be completed by your Dealer to ensure proper processing). The undersigned (the "Dealer") agrees to all applicable provisions in this application, and guarantees this signature and legal capacity of the shareholder. If the shareholder does not sign this application, the Dealer for the shareholder is stating that this application is completed according to the shareholder's instructions and information. The Dealer also agrees not to hold responsible the Fund(s), the Distributor, and the

Dealer's Name                            Representative's Full Name


_______________________________________________________________________________
__________
Main Office Address                      Representative's Number   Phone Number

_______________________________________________________________________________
__________
City              State     Zip Code      Servicing/Branch Office Address


_______________________________________________________________________________
__________
Authorized Dealer Signature               City             State Zip Code
 X
_______________________________________________________________________________
__________

Agent for any loss or liability from acting or relying on these instructions or information.
Mail to: PFPC Global Fund Services, Inc. 3200 Horizon Drive P.O. Box 61503 King of Prussia, PA 19406-0903

8. SYSTEMATIC WITHDRAWAL FORM
To establish a Systematic Withdrawal Plan, an account must have a current market value of $5,000 or more. Additionally, an account must have dividends reinvested.
Please indicate the account(s) from which you would like to take systematic withdrawals and complete a dollar amount for each.

                                                               Exact dollars
     Name                         Account Number               ($ 50 Minimum)





        Amount and Frequency of Payment: Beginning in __________________, 20____
                                                             Month        Year

         Payments will be processed on the 25/th/ day of the month for frequency indicated below:

         [_]  Monthly     [_]  Quarterly     [_]  Semi-annually    [_]  Annually

Please choose one payment option:
1. [_] Mail checks to registered owner(s).

________________________________________________________________________________
_____________

2. [_] Electronically deposit into a bank checking or savings account. Attach a voided check or deposit slip. Electronic deposits will be available in the bank account within three business days after each withdrawal date. If the bank account registration does not match your Old Dominion Investors Trust Mutual Fund account registration, complete the following.

       ________________________________________________________________________
       ________
       Bank Account Registration/Title

       _______________________________________
       _________________________________________
       Bank Account Owner's Signature          Bank Account Co-Owner's Signature
       Bank account owner's signature
       guarantee. Signature Guarantee Stamp:

                                               _________________________________
                                               _______
                                               Print Name

                                               _________________________________
                                               _______
                                               Title

3. [_] Mail checks to someone other than the registered owner(s).
       Make checks payable and send to:

       _________________________________________________________________________
       ________
       Name

       _______________________________________________________________________
       ________
       Address              City           State          ZIP
       Signatures:

       _______________________________________
       ____________________________________________
       Fund Account Owner's Signature          Date

       _______________________________________
       ____________________________________________
       Fund Account Co-Owner's Signature       Date

       Signature Guarantee Stamp:
                                               _________________________________
                                               _______
                                               Print Name

                                                       _________________________
                                                       _____
                                                       Title

Mail to: PFPC Global Fund Services, Inc. 3200 Horizon Drive P.O. Box 61503 King of Prussia, PA 19406-0903

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     More information about the Fund can also be found in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

     You can obtain free copies of the Fund's annual and semi-annual reports and the SAI, request other information, and make other inquiries to the Fund by writing or call: Old Dominion Investor's Trust, Inc. 110 Bank Street, Suffolk, Virginia 23434 (757) 539-2396 (collect).

     The Fund will send the requested documents within three (3) business days of your request.

     You can also obtain text-only versions of all Fund documents online at the SEC's internet website at www.sec.gov. You may also review a copy of these
                          -----------
documents by visiting the SEC's Public Reference Room in Washington, D.C. Information about the operation of Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the Fund's documents may be obtained, after mailing the appropriate duplicating fee, by writing the SEC's Public Reference Section, 450 5/th/ Street, N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to the SEC at publicinfo@sec.gov.
                                                    ------------------


                      OLD DOMINION INVESTORS' TRUST, INC.
                                110 BANK STREET
                            SUFFOLK, VIRGINIA 23434
                             PHONE (757) 539-2396

The Fund's Investment Company Act File Number is 811-597

Part B.  Statement of Additional Information.


                      OLD DOMINION INVESTORS' TRUST, INC.
                                110 Bank Street
                               Suffolk, VA 23434


                      STATEMENT OF ADDITIONAL INFORMATION


                              December ___, 2001


     This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the current Prospectus for Old Dominion Investors Trust, Inc. dated December ___, 2001 (the Prospectus). A copy of the Prospectus may be obtained by writing the Underwriter, Investors Security Co., Inc., 110 Bank Street, Suffolk, VA 23434, or by calling (757) 539-2396 collect.

                               TABLE OF CONTENTS

HISTORY OF THE FUND..................................................... 1
INVESTMENT OBJECTIVES AND POLICIES...................................... 1
MANAGEMENT OF THE FUND.................................................. 2
CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES....................... 3
INVESTMENT ADVISORY AND OTHER SERVICES.................................. 3
BROKERAGE ALLOCATION.................................................... 4
CAPITAL STOCK AND OTHER SECURITIES...................................... 5
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED............ 5
PURCHASE................................................................ 5
REDEMPTION.............................................................. 5
PRICING................................................................. 6
SALES TO AFFILIATES..................................................... 6
CODE OF ETHICS.......................................................... 6
RIGHT OF ACCUMULATION................................................... 6
LETTER OF INTENTION..................................................... 6
TAX STATUS.............................................................. 7
UNDERWRITERS............................................................ 7
FINANCIAL STATEMENTS.................................................... 8
OTHER INFORMATION.......................................................

MANAGEMENT OF THE FUND

HISTORY OF THE FUND

     The Fund was organized on July 17, 1951 as a Virginia corporation.

INVESTMENT OBJECTIVES AND POLICIES

     It is the policy of the Fund to remain substantially fully invested in common stock except when, in the judgment of the management, there appears to be danger of important stock market decline. Pursuant to provisions of the Fund's Articles of Incorporation, management is required to have a minimum of 50% of the Fund's total assets invested at all times in common stocks.

Investors should refer to the nine restrictions on investments that the Fund may make that are listed in the Prospectus under the heading "Investment Policies and Restrictions." These restrictions are also included in the Fund's Articles of Incorporation, and, among other things, address limitations on the Fund's ability to concentrate its investments to a particular industry or group of industries, to write put and call options and engage in other margin transactions, as well as other restrictions that cannot be changed without a shareholder vote amending the Fund's Articles of Incorporation.


     The Board of Directors of the Fund has also established a restriction that no more than 50% of the Fund's portfolio can be optioned at any one time. This restriction can be changed at any time by the Board. In addition, the Fund does not:


          . Participate in the underwriting of securities of other issues or otherwise issue securities.

          .   Purchase real estate.

          . Make loans to any person (purchases of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

          .   Purchase or sell commodities or commodity contracts.

          .   Invest in any other investment company.

          . Invest in companies for the purpose of exercising control of management.


          . Borrow more than one-third of its total assets (including the amount borrowed) taken at market or other fair value less liabilities. Investment borrowings will be made from banks only. Any gains made with the additional borrowed money in excess of interest will cause net asset value to rise faster than it would otherwise. If the performance of the additional securities purchased fails to cover the cost, including interest paid on money borrowed, the net asset value will decrease faster than normal. This is called leverage. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below the coverage requirement of the statute, the Fund, within 3 business days, will reduce its bank debt to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Also, the Fund may not directly or indirectly pledge its assets, except that, subject to any applicable limitations under rules promulgated by the Federal Reserve Board, the Fund may pledge up to 15% of its gross assets, taken at cost, to secure borrowings made within the foregoing limitation and for temporary or emergency purposes, which do not exceed 5% of the gross assets of the Fund, taken at the lesser of cost or market or other fair value. The Fund does not intend to borrow money during this fiscal year.

     The investment policies described above cannot be changed without a vote of two-thirds (2/3) of the total outstanding stock of the Fund.

Principal Occupation


Name & Address and                 Age            Position(s) Held With the    Term of Office    Principal Occupation
                                                  Fund                         and Length of     During Past 5 Years
                                                                                Time Served
*James F. Hope                      84            President & Director             1954           Retired
**704 Jones Street
Suffolk, VA  23434

**Frank M. Rawls                    49            Director                         1994           Attorney at Law
1235 Murphy Mill Rd.
Suffolk, VA  23434

*Cabell B. Birdsong                 66            Secretary & Treasurer            1988           President Investors
**805 W. Riverview                                Director                                        Security Company
Drive
Suffolk, VA  23434

*Peter D. Pruden, III               56            Director                         1979           Consultant
826 E. Riverview Dr.                              Vice President                                  Smithfield Companies
Suffolk, VA  23434

William B. Ballard                  73            Director                         1976           Investments
1215 River Road
Suffolk, VA  23434

**E. Grier Ferguson                 49            Director                         1992           Attorney at Law
332 W. Constance Road
Suffolk, VA  23434

* Interested Directors
** Investment Committee Members

     The foregoing directors and/or officers have served in their principal occupations as listed for the past five years or longer. There is no relationship by blood, marriage, or adoption among the foregoing directors and/or officers.

     The Board of Directors has the responsibility to manage the Fund and ensure that the Fund's investment policies are properly implemented by the Fund's manager. Messrs. Hope, Rawls, Birdsong and Ferguson serve on the investment committee of the Board of Directors, which meets monthly to evaluate option transactions, and which held 12 meetings during the fiscal year ending August 31, 2001.

         Name and Address of         Amount and Nature of   Percentage Ownership
         Beneficial Owner            Beneficial Ownership

         James F. Hope
         704 Jones Street               8,198.349 shares          1.9%
         Suffolk, Virginia  23434

         Frank M. Rawls
         1235 Murphy Mill Road            349.485 shares           *
         Suffolk, Virginia  23434

         Cabell B. Birdsong
         110 Bank Street                 26,117.045 shares         6.2%
         Suffolk, Virginia  23434

         Peter D. Pruden, III
         826 Riverview Drive              2,758.741 shares          *
         Suffolk, Virginia  23434

         William B. Ballard
         1249 River Road                    326.000 shares          *
         Suffolk, Virginia  23434

         All directors and executive     37,749.620 shares         8.2%
         officers as a group (6 persons)

         * Less than one percent

     Directors are paid at $150.00 for each meeting they attend. Total directors' fees were $10,010.00 for the year. During the registrant's last fiscal year, no director and/or officer received remuneration in excess of $60,000.00 for services in all capacities. The following table describes the total compensation received by the directors from the Fund during the year ended August 31, 2001. This compensation consists solely of the director's meeting fees paid to the directors.

Name                               Aggregate            Pension Retirement          Estimated Annual      Total Compensation from
                               Compensation from             Benefits           Benefits Upon Retirement            Fund
                                     Fund
James F. Hope                         3,000                Not Applicable             Not Applicable               3,000

Frank M. Rawls                        1,200                Not Applicable             Not Applicable               1,200

Cabell B. Birdsong                        0                Not Applicable             Not Applicable                   0

Peter D. Pruden, III                  1,800                Not Applicable             Not Applicable               1,800

William B. Ballard                    1,800                Not Applicable             Not Applicable               1,800

E. Grier Ferguson                     1,500                Not Applicable             Not Applicable               1,500

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

     The Fund does not know any person who owns more than five percent (5%) of any class of the Fund's equity securities other than Cabell B. Birdsong.

INVESTMENT ADVISORY AND OTHER SERVICES

     The Investment Advisor is Investors Security Co., Inc. Cabell B. Birdsong is President. Mr. Birdsong is the Secretary and Treasurer of the Fund and thus is an affiliated person. He also owns 99% of the investment advisory company. The investment advisory agreement calls for an annual management fee of 1/2 of 1 percent. The fee is computed daily and is paid monthly. The investment advisor received for services as manager and investment advisor the sums of $51,188; $46,552 and $40,173 for the years 1999, 2000, and 2001 respectively.

     There is no expense limitation.

     The investment advisor provides the following services to the Fund: occupancy and office rental; clerical and bookkeeping; determination of offering and redemption prices; trading department; prospectus preparation and printing.

     The investment advisor does not provide accounting services of independent auditors, services of outside counsel, registration and filing fees, stationary supplies and printing, salaries and compensation of the Fund's non-interested directors, salaries and compensation of the Fund's officers who are not directors, and reports to shareholders.

     The Fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net asset annually (all of which may be for service fees). During the year ended August 31, 2001 all of the payments made pursuant to the 12b-1 Plan, amounting to $5,415, were for service fees.

     Investment advice is received from Merrill Lynch, Morgan Stanley Dean Witter, First Union Securities, and Paine Webber. Reports as to the market and specific recommendations are provided to the investment advisor and are paid for through brokerage commissions. Such information is helpful. However, the final determination of what stock to buy and sell is made only by the investment advisor and the Fund's investment committee.

BROKERAGE ALLOCATION

     It is the primary consideration of the Fund to obtain the best price on its portfolio actions. However, subject to this policy, it is the intent of the Fund's investment advisor, Investors Security Co,. Inc., to direct portfolio securities transactions to broker-dealers who are furnishing to the investment advisor statistical or research information.

     The total dollar amount of brokerage fees paid by the Fund on purchase and sale of the Fund's portfolio securities for the latest fiscal year was $107,569. Of this amount 68% was placed in consideration for research or other services.

     The investment advisor, Investors Security Co., Inc., is authorized by the Fund to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information. Investors Security Co., Inc., acting as broker, received $63,200 for brokerage commission from portfolio transactions for the year ended August 31, 2001. The Funds' Board of Directors believes that the commissions paid to Investors Security Co., Inc. represent commissions that are fair compared to the commissions, fees and other remuneration received by other broker-dealers in connection with comparable securities being traded on a securities exchange during a comparable period of time.

     The Board of Directors authorized the investment advisor to use its own discretion in allocating brokerage business.

     The investment advisor discounts its commission 50% on all orders, whereas other non-affiliated broker-dealer discount their commission 35%. All securities orders effected by the investment advisor are presented quarterly to the Board of Directors for their information and approval.

     Brokers are selected to effect security transactions for the Fund by their ability to handle the transaction and their investment advice.

     The Fund's investment advisor has no way of determining the approximate value of the services of the broker-dealers that provide statistical and research information. While the information may be useful, it does not materially affect or reduce expenses.

     It is the intention of the Fund to allocate brokerage in the future in the same manner that it has in the past. The Fund will attempt to get the best price execution.

     Brokerage fees for the last three years were:

     1999-$129,000; 2000-$94,000; 2001-$107,569

CAPITAL STOCK AND OTHER SECURITIES

     The Fund has only one class of stock, common stock. Each share is entitled to one vote and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

     PURCHASE - Investors Security Co., Inc. is the distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the distributor or through the distributor. Initial purchases must be $25.00 or more. Subsequent purchases must be in the amount of $25.00 or more.

     The offering price is computed at the close of business on the New York Stock Exchange on each day it is open. Such price applies to all purchase orders other than for investment plans received from authorized securities dealers by the distributor that day, provided that orders received after the close of the New York Stock Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

     REDEMPTION - Fund stock certificates which are presented in proper form to PFPC Global Fund Services, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, will be redeemed for cash.

     Stock certificates must be signed and stockholders signatures must be guaranteed by a bank, a member of a national securities firm or by Investors Security Co., Inc. Stockholders who wish to redeem shares that are held by the custodian need only inform the transfer agent by letter. The redemption price will be the net asset value determined as of the close of New York Stock Exchange on the day of the tender for shares tendered prior to 4:00 P.M. New York time and on any other day in which there is a sufficient degree of trading in the investment company's portfolio securities that the current net asset value of the investment company's redeemable securities might be materially effected by changes in the value of the portfolio securities. Payment of the redemption price must be made within seven (7) days from the date of tender. The redemption price may be more or less than the original purchase price, depending upon the net asset value of the shares determined in the manner set forth below.

     If a shareholder uses the services of a broker-dealer, there may be a charge to the shareholder for such services.

     The fund will not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven (7) days after the tender of such security to the company or its agent for that purpose for the redemption except:

     1. for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or (B) during which trading on the New York Stock Exchange is restricted;

     2. for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or

     3. for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

     Fund certificates may be presented for redemption at the offices of the Fund's management. Whenever sufficient cash funds are not available to redeem presented certificates, a portion of the Fund's assets may be hypothecated as security for a short-term loan in order to provide sufficient cash to fully redeem presented stock certificates.

     PRICING - In determining asset value, securities are valued at the last sale price during the preceding trading period for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets, which includes accrued dividends and interest, there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

     The Fund reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

SALES TO AFFILIATES

     Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund's shares will not be resold to others for profit. These shares may only be redeemed through the Fund. The Fund does not impose these charges because it does not believe it incurs any material marketing expenses in connection with sales to affiliates.

CODE OF ETHICS

     The Fund has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, but only after the Fund has completed its transactions in those securities. The code requires each person covered by the code to file quarterly reports of all purchases and sale transactions in their personal accounts.

RIGHT OF ACCUMULATION

     The graduated sales charges listed above may be applied to any subsequent purchases of shares of the Fund when the investor has after any purchase, an aggregate investment of $100,000 or more in shares of the Fund. If, for example, the investor has previously purchased or acquired and still holds Fund shares with a cost or current value at offering price of $90,000 on which he paid a charge of 4.00% of public offering price and subsequently purchased $10,000 of additional Fund shares, the charge applicable to the $10,000 purchase would be 3.5% of the public offering price. The investor qualifies for the selling commission applicable on orders of $100,000 to $250,000. The Fund must be promptly notified of each sale which entitles a shareholder to a reduced sales charge.

LETTER OF INTENTION

     Reduced sales charges are applicable to purchase aggregating $100,000 or more of the shares of the Fund or any other investment company with a sales charge for which the Distributor acts as the distributor made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90 day period. The value of shares of the Fund and of other investment companies with a sales charge for which the Distributor acts as the distributor presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter, will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to five percent of the intended amount will be held in escrow during the thirteen month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be five percent of the dollar amount of such letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

TAX STATUS

     The Fund's Articles of Incorporation provide that dividends shall be paid from "net income" on or about January 15, May 1, August 1, and November 1 of each year to Fund stockholders of record. The amount of such dividends shall be set by the Board of Directors, provided that the Fund distributes each year approximately the amount of the "net income" received during the year. The dividend may be eligible for the tax dividend exclusion available to corporations. For the year August 31, 2001 the ordinary income distribution qualified for the exclusion.

     "Net Income" means the amount of "income" remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Fund may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

     The Fund has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue Code) and is accorded conduit or "pass through" treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Fund will be taxed only on the portion of such income which it retains. In prior years, it has been the policy of the Fund to distribute to shareholders 100% of all taxable income. It is the present intention of the Fund to pay 100% of its taxable income to shareholders during the current year. The term "regulated investment company" does not involve supervision of management or investment practices or policies.

     Shareholders receiving a distribution of such income from the Fund shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

     The Fund also follows the policy of distributing to the shareholders 100% of all net long- term capital gain over its short-term capital loss, it any, except when the Fund has capital loss carry-overs. The Tax Reform Act of 1976 permits a capital loss carryover for a period of up to eight years. Such capital gains distributed are not taxable to the Fund, but are taxable to the shareholders as a long-term gain. It is the policy of the Fund not to distribute capital gains when there is a capital loss carry forward. Shareholders receive long-term gain treatment on such distributions regardless of the length of time the shareholder has held the stock of the Fund. Advice as to the tax status of each year's dividend and distribution will be made annually and sent by mail to the shareholders.

UNDERWRITERS

     Investors Security Co., Inc. is the principal underwriter of the Fund.

Name of Principal         Underwriting          Compensation on
Underwriter               Discounts and         Redemption and      Brokerage                Other
                          Commissions           Repurchases         Commissions              Compensations
Investors Security
Co., Inc.                  $8,627.24                  0                    $63,200                     0

FINANCIAL STATEMENTS

OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2001

 Shares                                   Value
 ------      COMMON STOCKS: 93.8%       ---------
             Aerospace/Defense: 1.8%
 2,000  United Technologies Corp.       $ 136,800
                                        ---------
                 Chemicals: 1.9%
 4,000  Dow Chemical                      140,240
                                        ---------
              Communications: 7.9%
 7,550  AT&T Corp.                        143,752
 2,429  AT&T Wireless Services             37,650
 5,900  Motorola Inc.                     102,660
 2,500  Nortel Networks Corp.              15,650
 2,700  SBC Communications Inc.           110,457
 1,700  Tyco International LTP             88,315
 2,000  Verizon Communications Inc.       100,000
                                        ---------
         Total                            598,484
                                        ---------
                 Computers: 4.9%
 3,500  Hewlett-Packard                    81,235
 2,900  Intl Business Machines Corp.      290,000
                                        ---------
         Total                            371,235
                                        ---------
       Consumer Goods and Services: 15.4%
 2,200  Anheuser-Busch Companies Inc.      94,688
 3,500  Carnival Corp.                    109,480
 4,300  General Electric Co.              176,214
 2,500  General Mills Inc.                110,850
 1,800  Johnson & Johnson                  94,878
 2,600  Kimberly-Clark Corp.              161,330
 3,800  Philip Morris Companies Inc.      180,120
 1,900  Procter & Gamble Co.              140,885
 3,400  Tiffany & Co.                     105,910
                                        ---------
         Total                          1,174,355
                                        ---------
                  Energy: 10.5%
 3,600  Duke Energy Corp.                 141,516
 4,000  Enron Corp.                       139,960
 2,984  Exxon Mobil Corp.                 119,808
 1,700  Royal Dutch Petro-NY Shares        96,271
 2,300  Schlumberger LTD                  112,700
 4,000  TXU Corporation                   189,920
                                        ---------
         Total                            800,175
                                        ---------
               Entertainment: 1.3%
        AOL Time Warner                    97,110
                                        ---------

OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2001

 Shares                                        Value
 ------                                      ----------
               Financial Services: 19.3%
 5,000  American Express Company             $  182,100
 6,400  Bank of America Corp.                   393,599
   100  Bank Of New York Inc.                     3,970
 1,300  Fannie Mae                               99,073
 2,000  Wachovia Corp.                           68,840
 7,000  FleetBoston Financial Corp.             257,810
 5,050  JP Morgan Chase & Co., Inc.             198,970
 3,000  Merrrill Lynch & Co.                    154,800
 2,000  Morgan Stanley Dean Witter & Co.        106,700
                                             ----------
         Total                                1,465,862
                                             ----------
            Industrial Manufacturing: 8.9%
 4,200  Du Pont De Numours                      172,074
 5,500  Ford Motor Company                      109,285
 2,000  General Motors Corp.                    109,500
   800  Minnesota Mining & FG Co.                83,280
 2,700  Texas Instruments Inc                    89,370
 2,000  Weyerhaeuser Co.                        113,500
                                             ----------
         Total                                  677,009
                                             ----------
              Information Services: 2.7%
 1,500  Gannet Co.                               92,490
   500  McGraw-Hill Companies Inc.               29,625
 2,000  New York Times Co.                       85,500
                                             ----------
         Total                                  207,615
                                             ----------
                    Insurance: 5.2%
 2,050  American International Group, Inc.      160,310
 1,400  CIGNA Corp.                             126,000
 2,600  St. Paul Companies                      109,278
                                             ----------
         Total                                  395,588
                                             ----------
                 Pharmaceutical: 4.2%
 2,600  Pfizer Inc.                              99,606
 1,800  Pharmacia Corp.                          71,280
 3,900  Schering-Plough Corp.                   148,707
                                             ----------
         Total                                  319,593
                                             ----------
                     Retail: 7.0%
 2,100  The Gap Inc.                             41,265
 2,700  Home Depot Inc.                         124,065
 4,200  Gillette Company                        128,730
 1,000  Sears, Roebuck & Co.                     42,750
 4,100  Wal-Mart Stores Inc.                    197,005
                                             ----------
         Total                                  533,815
                                             ----------

OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2001

 Shares                                            Value
 ------                                          ----------
                   Transportation: 2.8%
 3,500  Burlington Northern Santa Fe                 94,885
 2,500  Delta Air Lines Inc.                         96,500
 1,000  Norfolk Southern Corp.                       18,620
                                                 ----------
                                                    210,005
                                                 ----------
         Total common stocks (Cost $8,530,328)   $7,127,886
                                                 ----------


 Principal
 ---------                REPURCHASE AGREEMENTS: 10.3%
 $420,000  PNC Bank N.A., 2.35%, dated 8/31/01, due 9/7/01,
           repurchase price $420,027 (collateralized by U.S. Treasury
           Note, 6.00% due 8/15/09, market value $428,348)              420,000
                                                                        -------
            Total repurchase agreements (Cost $420,000)                 420,000
                                                                        -------

         Total Investments in Securities
          (Cost $8,950,328)* (Notes 1A and 2)               99.3%   7,547,886
         Cash and Other Assets in Excess of Liabilities -
           Net                                               0.7%      53,456
                                                           -----  -----------
          Total Net Assets                                 100.0% $ 7,601,342
                                                           =====  ===========
         *  Cost for federal income tax purposes is
            $8,950,328 and net unrealized depreciation
            consists of:
             Gross Unrealized Appreciation                        $   145,839
             Gross Unrealized Depreciation                         (1,548,281)
                                                                  -----------
             Net Unrealized Depreciation                          $(1,402,442)
                                                                  ===========

See notes to financial statements

OLD DOMINION INVESTORS' TRUST, INC.

SCHEDULE OF OPTION CONTRACTS WRITTEN
August 31, 2001

Number of
Contracts                                                                 Value
---------  COVERED CALL OPTIONS:                                          -----
20         AT&T Corp., October $30                                          100
10         American Express Co., January $56.625                            125
10         American Express, October $55                                     50
10         American Intl Group, November $100                               100
10         American Intl Group, Inc., November $95                          150
10         Anheuser Busch, January $50                                      650
10         Anheuser Busch, September $50                                     50
12         AOL Time Warner, January $57.5                                   360
30         Bank of America Corp., November $70                            1,800
10         Burlington Northern Santa Fe, October $35                         50
15         Carnival Corp., January $35                                    2,250
 7         CIGNA Corp., October $115                                        105
10         Delta Air Lines, Inc., January $55                               250
10         Dow Chemical, December $45                                       200
25         Dow Chemical, September $40                                      125
10         Duke Energy Corp., January $45                                 1,225
10         Duke Energy Corp., October $50                                   150
10         Du Pont De Numours, October $55                                   50
10         Enron Corp., January $80                                         100
10         Enron Corp., October $85                                         100
14         Exxon Mobil Corp., October $50                                   140
 5         Fannie Mae, September $90                                         60
20         FleetBoston Financial Corp., January $45                         950
15         FleetBoston Financial Corp., January $50                         300
15         Ford Motor Company, December $30                                  75
20         Ford Motor Company, December $35                                 200
 7         Gannett Co., January $70                                         718
20         Gap, September $35                                               100
10         General Electric Co., December $60                               100
20         General Electric Co., September $55                              100
10         General Mills, Inc., January $50                                 475
10         General Motors Corp., September $65                              100
20         Gillette Company, September $40                                  100
10         Home Depot Inc., January $55                                   1,200
15         Intl Business Machines Corp., October $120                       675
10         Johnson & Johnson, January $60                                   850
10         JP Morgan Chase & Co., December $60                              100
15         JP Morgan Chase & Co., January $60                               562
10         Kimberly-Clark Corp., January $70                              1,150
 5         Kimberly-Clark Corp., October $75                                 50

OLD DOMINION INVESTORS' TRUST, INC.

SCHEDULE OF OPTION CONTRACTS WRITTEN
August 31, 2001

Number of
Contracts                                                                  Value
---------    COVERED CALL OPTIONS:                                        -------
10         Merrill Lynch & Co., October $80                                    50
 4         Minnesota Mining & MFG Co., January $140                           160
10         Morgan ST Dean Witter & Co., October $70                           225
10         New York Times Co., October $50                                    250
13         Pfizer Inc., September $50                                          65
10         Pharmacia Corp., October $60                                        50
10         Philip Morris Companies Inc., January $60                          350
10         Philip Morris Companies Inc., September $60                         50
10         Procter & Gamble Co., October $75                                2,525
10         Royal Dutch Petro-NY Shares, January $70                           275
15         SBC Communications Inc., October $50                               150
10         Schering-Plough Corp., November $50                                150
10         Schlumberger LTD, January $65                                      675
10         Sears, Roebuck & Co., October $45                                1,250
15         Tiffany & Co., January $40                                       1,200
15         TXU Corp., October $50                                             788
 7         Tyco International LTD, October $60                                175
 5         United Technologies Corp., January $85                             462
 5         United Technologies Corp., November $85                            125
10         Verizon Communications Inc., October $60                           150
20         Wachovia Corp., October $45                                        200
10         Wal-Mart Stores, Inc., December $60                                450
10         Wal-Mart Stores, Inc., September $60                                50
10         Weyerhaeuser Co., October $85                                      300
                                                                          -------
760           Total (premiums received $79,428)                            26,120
                                                                          -------
           PUT OPTIONS:
10         Anheuser Busch, September $40                                      100
 5         CIGNA Corp., October $90                                         1,110
 7         Enron Corp., October $50                                        10,640
 5         Fannie Mae, September $80                                        2,100
 5         Ford Motor Company, September $25                                2,550
10         Verizon Communications, October $56                              5,450
                                                                          -------
40            Total (premiums received $16,798)                            21,950
                                                                          -------
              Total (premiums received $96,226)(Notes 1A, 1D and 3)       $48,070
                                                                          =======

OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001

ASSETS
 Investments in securities, at value (identified cost $8,950,328)
  (Notes 1A and 2)                                                $ 7,547,886
 Cash                                                                 101,245
 Receivable for:
  Dividends and interest                                               15,087
 Prepaid expenses                                                      16,890
                                                                  -----------
  Total assets                                                      7,681,108
                                                                  -----------

LIABILITIES
 Accrued expenses                                                      31,696
 Options written, at value (premiums received $96,226) (Note 3)        48,070
                                                                  -----------
    Total liabilities                                                  79,766
                                                                  -----------

NET ASSETS
(Applicable to 416,614 shares of capital stock outstanding;
 500,000 shares of $12.50 par value authorized)                   $ 7,601,342
                                                                  ===========
Computation of offering price:
 Net asset value and redemption price per share ($7,601,342
  divided by 416,614 shares)                                      $     18.25
                                                                  ===========
 Offering price per share (100/96 of net asset value)*            $     19.01
                                                                  ===========

* On investments of $100,000 or more the offering price is reduced.

Net assets consist of:
 Paid-in capital                                                  $ 9,258,196
 Accumulated net realized loss on investments                        (302,568)
 Net unrealized depreciation of investments                        (1,354,286)
                                                                  -----------
                                                                  $ 7,601,342
                                                                  ===========

See notes to financial statements

OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF OPERATIONS
Year ended August 31, 2001

   INVESTMENT INCOME
    Income
     Dividends                                                 $ 144,343
     Interest                                                     30,344
                                                               ---------
     Total income                                                174,687
                                                               ---------
    Expenses
     Investment management fee (Note 4)                           40,173
     Professional fees                                            28,067
     Insurance expense                                            16,081
     Printing shareholder reports                                 15,477
     Directors' fees                                              10,010
     Registration fees                                             3,025
     Transfer Agent expenses                                      36,976
     Distribution expenses                                         5,415
                                                               ---------
      Total expenses                                             155,224
                                                               ---------
   NET INVESTMENT INCOME                                          19,463
                                                               ---------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND OPTIONS WRITTEN
     Net realized gain on option contracts written               369,612
     Net realized loss on investments                           (603,488)
     Net change in unrealized depreciation of investments and
      option contracts written                                  (175,599)
                                                               ---------
   NET LOSS ON INVESTMENTS                                      (409,475)
                                                               ---------
   NET DECREASE IN NET ASSETS FROM OPERATIONS                  $(390,012)
                                                               =========

See notes to financial statements

OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                               For the years ended
                                                                    August 31,
                                                              -----------------------
                                                                 2001        2000
                                                              ----------  -----------
OPERATIONS
 Net investment income                                        $   19,463  $    44,173
 Net realized gain on option contracts written                   369,612      271,471
 Net realized gain (loss) on investments                        (603,488)     170,857
 Net change in unrealized depreciation of investments and
  option contracts written                                      (175,599)  (1,356,452)
                                                              ----------  -----------
  Net increase (decrease) in net assets resulting from
   operations                                                   (390,012)    (869,951)
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income ($0.05 and $0.23
  per share, respectively)                                       (19,463)    (105,072)
 Distributions from net realized gain on investments ($0.20
  and $2.09 per share, respectively)                             (85,880)    (935,356)
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets derived from the
  change in the number of outstanding shares(a)                 (313,799)    (348,525)
                                                              ----------  -----------
  Total increase (decrease) in net assets                       (809,154)  (2,258,904)
NET ASSETS
 Beginning of the period                                       8,410,496   10,669,400
                                                              ----------  -----------
 End of the period                                            $7,601,342  $ 8,410,496
                                                              ==========  ===========


(a)Transactions in capital shares were as follows:

                                        For the years ended August 31,
                                    ------------------------------------------
                                           2001                  2000
                                    --------------------  --------------------
                                    Shares     Amount     Shares     Amount
                                    -------  -----------  -------  -----------
Shares sold                          42,764  $   811,600   21,491  $   451,601
Shares issued in reinvestment of
 distributions from net investment
 income and realized gain on
 investments and options contracts
 written                              4,315       79,915   38,138      794,505
                                    -------  -----------  -------  -----------
                                     47,079      891,515   59,629    1,246,106
Shares redeemed                     (63,930)  (1,205,314) (79,001)  (1,594,631)
                                    -------  -----------  -------  -----------
Net increase (decrease)             (16,851) $  (313,799) (19,372) $  (348,525)
                                    =======  ===========  =======  ===========

See notes to financial statements

OLD DOMINION INVESTORS' TRUST, INC.

NOTES TO FINANCIAL STATEMENTS
August 31, 2001

(1) SIGNIFICANT ACCOUNTING POLICIES

   Old Dominion Investors' Trust, Inc. (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The primary investment objective of the Trust is to seek income with long-term growth of capital being a secondary objective. There can be no assurance that the Trust's objective will be achieved. The Trust's assets are invested in marketable securities whose prices fluctuate. Therefore, the value of the outstanding shares of the Trust are not fixed, but vary with the daily changes in market value of those securities held in the Trust's portfolio.

  The following is a summary of the significant accounting policies followed by the Trust:
  Security Valuation. Portfolio securities which are traded on an exchange are valued at the last reported sale price on the date of valuation. If there is no reported sale then the valuation is based upon the mean between the bid and ask prices. Securities for which reliable quotations are not readily available are valued at fair market value as determined in good faith by the Trust's Board of Directors. Short-term investments are valued at cost which when combined with accrued interest equals fair market value. Federal Income Taxes. The Trust intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  Option Accounting Principles. When the Trust sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuations discussed above. When an offsetting option is purchased (closing transaction) or the option contract expires, the Trust realizes a gain or loss and the liability related to such option contract is eliminated. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.
  Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS

   During the year ended August 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term notes, was $6,065,798 and $5,877,914, respectively.

OLD DOMINION INVESTORS' TRUST, INC.

August 31, 2001

(3) OPTIONS WRITTEN

   A summary of option contracts written by the Trust during the year is as follows:

                                            Calls                Puts
                                     -------------------  ------------------
                                     Number of  Option    Number of  Option
                                      Options  Premiums    Options  Premiums
                                     --------- ---------  --------- --------
Options outstanding at beginning of
 year                                    684   $ 114,555     104    $ 32,683
Options written                        2,592     305,855     548     168,324
Stocks splits                             16         --        3         --
Options closed                          (267)    (41,646)    --          --
Options exercised                       (221)    (25,504)   (303)    (95,434)
Options expired                       (2,044)   (273,832)   (312)    (88,775)
                                      ------   ---------    ----    --------
Options outstanding at end of year       760   $  79,428      40    $ 16,798
                                      ======   =========    ====    ========

   As of August 31, 2001, portfolio securities valued at $3,367,011 were subject to covered call options written by the Trust.

   At August 31, 2001, the Fund had repurchase agreements with a market value of $220,000 which were held in a segregated account at its custodian bank to cover the Fund's commitments under open put option contracts written.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   Investors Security Company, Inc. ("Investors Security") provides the Trust with investment management and advisory services pursuant to an investment advisory agreement and contract. Investors Security furnished all investment advice, office space and salaries of personnel needed by the Trust. Additionally, Investors Security has agreed to act as the Trust's registrar and transfer agent and to bear all related costs associated with the registration and transfer of the Trust's shares. As compensation for its services, the Manager is paid a monthly fee which is equal to an annual rate of .50% of the Trust's average net assets.

   The Trust has adopted a Plan pursuant to Rule 12B-1 under the 1940 Act (the "Plan"), whereby it may pay up to .25% of average daily net assets to its principal underwriter, Investors' Security Company, Inc. ("ISC"), for expenses incurred in the distribution of the Trust's shares. Pursuant to this Plan, ISC is entitled to reimbursement for payments to securities dealers providing shareholder services. Distribution expenses incurred by ISC were $12,979 during the year ended August 31, 2001.

   Investors Security is a registered securities broker/dealer and serves as the Trust's principal underwriter. During the year ended August 31, 2001, Investors Security received $3.75 in underwriter's concessions and $8,625.49 in commissions as a retail dealer in the Trust's shares. Investors Security also received $107,569.05 in brokerage commissions on the execution of certain of the Trust's portfolio transactions.

   Certain officers and directors of the Trust are also officers and/or directors of Investors Security.

OLD DOMINION INVESTORS' TRUST, INC.

August 31, 2001

(5) TAX MATTERS

   This Fund also had realized additional capital losses of $302,568 for financial reporting purposes which have been deferred for Federal income tax purposes.

OLD DOMINION INVESTORS' TRUST, INC.

FINANCIAL HIGHLIGHTS

                                             Year ended August 31,
                                      -----------------------------------------
For a share outstanding throughout     2001    2000     1999     1998     1997
each period                           ------  -------  -------  ------   ------
Per Share Operating Performance
Net asset value, beginning of period  $19.40   $23.56   $22.96  $26.61   $23.09
                                      ------  -------  -------  ------   ------
Income (loss) from investment
 operations --
 Net investment income                  0.05     0.10     0.34    0.40     0.47
 Net realized and unrealized gain
  (loss) on investments                (0.95)   (1.94)    4.33   (0.38)    5.52
                                      ------  -------  -------  ------   ------
  Total from investment operations     (0.90)   (1.84)    4.67    0.02     5.99
                                      ------  -------  -------  ------   ------
Less distributions --
 Distributions from net investment
  income                                0.05     0.23     0.47    0.22     0.62
 Distributions from realized gains on
  investments                           0.20     2.09     3.60    3.65     1.65
                                      ------  -------  -------  ------   ------
  Total distributions                   0.25     2.32     4.07    3.87     2.27
                                      ------  -------  -------  ------   ------
Net asset value, end of period        $18.25   $19.40   $23.56  $22.96   $26.81
                                      ======  =======  =======  ======   ======
Total Return*                          -4.66%   -8.11%   21.86%  (0.42)%  27.44%

Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                           $7,601  $10,669  $10,669  $8,896   $9,478
Ratio to average net assets --
 Expenses                               1.93%    1.99%    1.07%   1.08%    1.16%
 Net investment income                  0.24%    0.48%    1.47%   1.48%    1.88%
Portfolio turnover rate                   81%      50%      87%     86%      86%

*Calculated without deduction of sales load.

See notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Old Dominion Investors' Trust, Inc.
Suffolk, Virginia

   We have audited the accompanying statement of assets and liabilities of Old Dominion Investors' Trust, Inc., including the portfolio of investments and schedule of option contracts written, as of August 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Dominion Investors' Trust, Inc. as of August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                        BRIGGS, BUNTING & DOUGHERTY, LLP

   Philadelphia, Pennsylvania
   September 21, 2001

PART C.       OTHER INFORMATION


ITEM 23.      Exhibits.


        *(a)  Articles of Incorporation.

        *(b)  By-laws.

        *(d) Investment Advisory Contract dated December 20, 1988 between Old Dominion Investors' Trust, Incorporated and Investors Security Company, Incorporated.

         (g)  Custodian Agreements.

              *(i) Custodian Services Agreement dated April 2, 2001 between PFPC Trust Company and Old Dominion Investors' Trust, Inc.

              *(ii) Letter Agreement regarding Custodian Services Fees dated April 2, 2001 between PFPC Trust Company and Old Dominion Investors' Trust, Inc.

        *(i)  Legal Opinion.  Opinion of Troutman Sanders Mays & Valentine LLP.

        *(j)  Other Opinions.  Consent of Briggs, Bunting & Dougherty, LLP.

        *(m) Rule 12b-1 Plan. Plan of Distribution of Old Dominion Investors' Trust, Inc. dated as of January 1, 1990.

        *(p)  Code of Ethics.

        *Filed herewith.

Item 24.  Persons Controlled By or Under Common Control With the Fund.

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification

     Neither the Articles of Incorporation or the By-Laws of the Fund provide for the indemnification of the Fund's officers and directors, but the Virginia corporate statute provides for certain circumstances in which a corporation such as the Fund is required to indemnify its directors. A corporation is required to indemnify a director who entirely prevails in the defense of a proceeding to which the director is a party because the director is or was a director of the corporation against the director's reasonable expenses incurred in connection with the proceeding. Even when a director does not prevail, a Virginia corporation such as the Fund is permitted to indemnify a director against liability and expenses incurred in actions brought by third parties if the board of directors of the corporation or special legal counsel determines that the director was conducting himself in good faith, believed that his conduct was in the best interest of the corporation, and had no reason to believe that his conduct was unlawful. A Virginia corporation is also permitted to advance expenses to directors under certain circumstances. Virginia law also makes it clear that the corporation may indemnify and advance expenses to an officer on the same basis that it may do so for a director.

Item 26.  Business and Other Connections of the Investment Advisor.

          None except as disclosed in the Statement of Additional Information.

Item 27.  Principal Underwriters.

          (a) Investors Security Co., Inc., the sole underwriter for the Fund, does not act as a principal underwriter, depositor or investment advisor for any other investment company.

          (b)   Not applicable.

          (c)   Not applicable.

Item 28.  Location of Accounts and Records.

          The name and address of each person maintaining physical possession of the accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules under that section are as follows:

          PFPC Trust Company                   Old Dominion Investors
          8800 Tinicurn Boulevard,             Trust, Inc.
          3/rd/ Floor                          110 Bank Street
          Suite 200                            19153 Suffolk, VA  23434
          Philadelphia, PA, 19153

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Suffolk, Virginia on the 12th day of December, 2001.


          OLD DOMINION INVESTORS TRUST, INC.


           /s/  James F. Hope
          ----------------------
          James F. Hope, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


                                          December 12, 2001
  /s/  James F. Hope                      ---------------------------
----------------------------------
James F. Hope, President, Director        Date



                                          December 12, 2001
    /s/  Frank M. Rawls                   ---------------------------
----------------------------------
Frank M. Rawls, Director                  Date


                                          December 12, 2001
    /s/  E. Grier Ferguson                ---------------------------
----------------------------------
E. Grier Ferguson, Director               Date


                                          December 12, 2001
    /s/  William B. Ballard               --------------------------
----------------------------------
William B. Ballard, Director              Date


                                          December 12, 2001
    /s/  Peter D. Pruden                  ---------------------------
----------------------------------
Peter D. Pruden, III, Vice President
                      Director            Date


                                          December 12, 2001
    /s/  Cabell B. Birdsong               ---------------------------
----------------------------------
Cabell B. Birdsong, Secretary,
                    Treasurer and
                    Director              Date